FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

         This First Amendment to Business Loan Agreement ("Amendment") is made as of April 1, 2000, to be effective March 31, 2000, by and between MADE2MANAGE SYSTEMS, INC., an Indiana corporation, (the "Borrower") and BANK ONE, INDIANA, N.A. (the "Lender").

         WHEREAS, the Borrower and the Lender entered into a Business Loan Agreement dated March 19, 1999 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. THE LOAN. The maturity date referenced in the Agreement is changed from March 31, 2000 to April 30, 2001.

         2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Agreement, and (b) no condition, act or event which could constitute an Event of Default or Unmatured Event of Default under the Agreement exists.

         3. FEES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Lender in connection with this Agreement, including legal fees incurred by the Lender in the preparation, consummation, administration and enforcement of this Amendment.

         4. CONDITIONS PRECEDENT. This Amendment shall become effective only after it is fully executed by the Borrower and the Lender and the Lender shall have received from the Borrower the following documents:

                  (a)      First Amendment to Business Loan Agreement; and

                  (b)      Promissory Note Modifications Agreement.

any other agreements, documents, and certifications, fully executed by the Borrower as may be reasonably requested by this Lender, including amendments to collateral documents.

Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         5. REAFFIRMATION. This Amendment is a modification only and not a novation. Except for the above-quoted modification, this Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release of affect the liability of anyguarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforecability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owned by Borrower to Lender and Borrower waives and releases all claims which it may have against Lender arising under the Agreement on or prior to the date of this Amendment.

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         IN WITNESS WHEREOF,  the parties have entered into this Amendment as of the day and year first above written.

BANK ONE, INDIANA, N.A.                MADE2MANAGE SYSTEMS, INC.



By:   /s/ Edward R. Salm               By:  /s/ David B. Wortman
      ------------------------------        ----------------------------
      Edward R. Salm, Vice President        David B. Wortman, President and CEO
                                                (Printed Name and Title)